EXHIBIT 99.1

Republic Reports an Increase in Net Income of 13% for the Nine Months Ended September 30, 2005 and 15% for the Third Quarter of 2005

October 21, 2005

Contact: Kevin Sipes

Executive Vice President & CFO

Louisville, KY – Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company and Republic Bank & Trust Company of Indiana, posted net income of $29.3 million for the nine months ended September 30, 2005, a 13% increase over the same period in 2004.  Diluted Earnings per Class A Common Share increased 12% for the nine months ended September 30, 2005 to $1.49.  Return on average assets (ROA) and return on average equity (ROE) both remained strong at 1.49% and 18.55% for the first nine months of 2005. The Company continued to experience strong growth in its loan portfolio, with total loans increasing $177 million for the first nine months of 2005 and $233 million since September 30, 2004.

“I am pleased to announce that Republic continues to enhance shareholder value with growth in profitability, as well as strong loan and deposit growth, all while maintaining conservative underwriting standards that are reflected in our good asset quality,” stated Steve Trager, President & CEO of Republic. Asset quality remained solid through September with classified loans, a key component in determining the Company’s overall allowance for loan losses, showing continued improvement over December 31, 2004.  In addition, Republic’s percentage of non-performing loans to total loans was an impressive 0.47% at quarter end.

Net interest income increased to $72.4 million for the nine months ended September 30, 2005, a 6% increase over the same period in 2004. “Thanks to the tremendous efforts of our sales staff, the Company has been able to grow net interest income through a significant increase in its loan portfolio. We are most pleased with the increase in our net interest income despite a challenging interest rate environment in which the yield curve has flattened causing a narrowing of our net interest spread and margin.  With many economists predicting a continued increase in short-term interest rates through the remainder of 2005, the Company expects its margin could narrow further. As a result, we will continue our focus on loan growth throughout the fourth quarter of 2005 while maintaining daily management of our interest rate risk position,” Steve Trager further commented.

The Company’s retail banking center network continued to drive new relationships to the Company while also broadening its services to existing clients.  The Company added nearly 20,000 new retail checking accounts during the first nine months of 2005. “Sales fundamentals remain strong and momentum continues to build across our many products and services.  A large number of our new retail checking accounts were opened as a result of cross-sell opportunities from our home mortgage products, which continue to be a popular choice in our market with closing costs as low as $299.  We believe our solid results are the product of our continued focus on the client and the execution of our relationship-based selling model,” commented Scott Trager, President of Republic Bank & Trust Company.

For the third quarter of 2005, the Company posted net income of $8.1 million, a 15% increase over the same period in 2004.  Net income for the quarter benefited from increases in net interest income and service charges on deposit accounts. A decrease in Republic’s payday loan portfolio of $31 million during the quarter also led to a significant reduction in the amount specifically allocated within the Company’s allowance for loan losses for payday loans, resulting in an overall Company-wide negative provision for the quarter of $2.6 million.  The effect of this reduction in the provision resulted in an increase in net income of $1.7 million.  The reduction in the Company’s payday loan portfolio was primarily due to the termination of its contracts with Advance America in Texas and North Carolina in July.  Additionally, the Company had $5 million in outstanding payday loans at quarter-end through its remaining marketing/servicing partner, ACE, a 44% reduction from September 30, 2004, resulting from implementation of revised FDIC guidelines.  At this time, the Company cannot predict the final impact of the revised FDIC guidelines on its remaining ACE payday loan portfolio during the fourth quarter of 2005.

“We are pleased to report that the Company began a complete Internet-based payday loan offering through our Indiana bank subsidiary in mid-September.  These loans are being offered direct to customers on a nationwide basis at republicbankpayday.com.  After only two weeks of operation, the Company has payday loans outstanding to customers in nearly every state.  While we are encouraged about the prospects of our Internet-based payday loan model, we remain committed to growing this business line in a safe and sound manner,” commented Mike Beckwith, Senior Vice President in charge of the Company’s payday loan program.

On August 16, 2005, Republic issued $40 million in Trust Preferred Securities. The Trust Preferred Securities pay a fixed interest rate for 10 years and adjust with LIBOR thereafter.  Treated as Tier 1 capital for regulatory purposes, the Trust Preferred Securities mature on September 30, 2035 and are redeemable at the Company’s option after ten years.  The funds will be used to fund loan growth, support an existing stock repurchase program and for other general business purposes.

“Our results thus far in 2005 reflect strong and balanced performance; broad based revenue growth coupled with exceptional asset quality. We remain committed to exploring new initiatives and to continue to capitalize on opportunities to support long-term value for our shareholders,” concluded Steve Trager.

Note:  For additional financial information for the three and nine months ended September 30, 2005 and 2004, see the Form 8-K filed with the Securities and Exchange Commission on October 21, 2005.

Republic Bancorp, Inc. (Republic), has 34 banking centers, and is the parent company of: Republic Bank & Trust Company with 32 banking centers in eight Kentucky communities – Bowling Green, Elizabethtown, Frankfort, Georgetown, Lexington, Louisville, Owensboro, and Shelbyville and Republic Bank & Trust Company of Indiana with two banking centers in Jeffersonville and New Albany, Indiana. Republic Bank & Trust Company operates “Republic Finance” (LPO) with two offices in Louisville, as well as Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic Bank offers internet banking at www.republicbank.com. Republic has $2.6 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ National Market System.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2004 Annual Report on Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information

Third Quarter 2005 Earnings Release

(all figures other than share and per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data

	Sept. 30, 2005	Dec. 31, 2004	Sept. 30, 2004
Assets:
Cash and cash equivalents	$87,810	$77,850	$103,058
Securities available for sale	391,641	453,360	350,560
Securities to be held to maturity	64,157	98,233	90,173
Mortgage loans held for sale	15,616	16,485	11,753
Loans	1,966,140	1,789,099	1,732,730
Allowance for loan losses	(11,123)	(13,554)	(13,535)
Federal Home Loan Bank stock	21,336	20,321	20,106
Other assets	67,750	57,128	57,891
Total assets	$2,603,327	$2,498,922	$2,352,736

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$284,870	$261,993	$265,492
Interest-bearing deposits	1,273,707	1,155,937	1,135,172
Total deposits	1,558,577	1,417,930	1,400,664

Securities sold under agreements to repurchase and other short-term borrowings	281,562	364,828	317,784
Federal Home Loan Bank borrowings	483,673	496,387	420,309
Subordinate note	41,240	—	—
Other liabilities	24,354	23,708	22,588
Total liabilities	2,389,406	2,302,853	2,161,345

Stockholders’ equity	213,921	196,069	191,391
Total liabilities and Stockholders’ equity	$2,603,327	$2,498,922	$2,352,736

Average Balance Sheet Data

	Third Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2005	2004	2005	2004
Assets:
Federal funds sold and other	$38,226	$21,097	$60,370	$44,818
Investment securities, including FHLB stock	507,848	450,172	534,369	421,150
Loans and fees, including loans held for sale	1,959,910	1,718,513	1,910,474	1,691,424
Total earning assets	2,505,984	2,189,782	2,505,213	2,157,392
Total assets	2,618,525	2,303,546	2,626,416	2,274,535

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$281,033	$245,736	$294,629	$257,272
Interest-bearing deposits	1,242,219	1,099,311	1,235,883	1,088,515
Securities sold under agreements to repurchase and other short-term borrowings	336,302	325,114	366,041	299,360
Federal Home Loan Bank borrowings	498,109	420,995	486,697	423,371
Subordinate note	20,620	—	6,949	—
Total interest-bearing liabilities	2,097,250	1,845,420	2,095,570	1,811,246
Stockholders’ equity	215,699	188,636	210,721	180,366

Income Statement Data

	Third Quarter Ended Sept. 30,		Nine Months Ended Sept. 30,
	2005	2004	2005	2004

Total interest income(1)	$36,933	$31,161	$117,064	$98,738
Total interest expense	16,186	10,571	44,654	30,184
Net interest income	20,747	20,590	72,410	68,554

Provision for loan losses	(2,585)	(127)	(968)	1,475

Service charges on deposit accounts	4,145	3,578	11,218	9,902
Electronic refund check fees	77	61	5,905	5,253
Title insurance commissions	481	329	1,266	1,087
Mortgage banking income	797	757	2,149	2,299
Other	1,060	873	3,278	2,644
Total non interest income	6,560	5,598	23,816	21,185

Salaries and employee benefits	9,244	8,411	28,335	26,277
Occupancy and equipment, net	3,319	3,444	9,897	10,466
Communication and transportation	689	741	2,192	2,094
Marketing and development	728	534	1,772	1,722
Other	3,725	2,571	10,519	8,265
Total non interest expenses	17,705	15,701	52,715	48,824

Income before income tax expense	12,187	10,614	44,479	39,440
Income tax expense	4,137	3,632	15,167	13,552

Net income	$8,050	$6,982	$29,312	$25,888

(1) The amount of fee income included in interest on loans was $2.1 million and $3.8 million for the quarters ended September 30, 2005 and 2004 and $18.1 million and $19.2  million for the nine months ended September 30, 2005 and 2004.

	Third Quarter Ended Sept 30,		Nine Months Ended Sept 30,
	2005	2004	2005	2004
Per Share Data(1):
Basic average shares outstanding	18,838	18,854	18,876	18,817
Diluted average shares outstanding	19,584	19,582	19,670	19,521
End of period shares outstanding:
Class A Common Stock	16,528	16,719	16,528	16,719
Class B Common Stock	2,145	2,154	2,145	2,154

Book value per share	$11.46	$10.14	$11.46	$10.14

Basic earnings per Class A Common Share	0.43	0.37	1.56	1.38
Basic earnings per Class B Common Share	0.42	0.36	1.53	1.36
Diluted earnings per Class A Common Share	0.41	0.36	1.49	1.33
Diluted earnings per Class B Common Share	0.40	0.35	1.47	1.31

Cash dividends declared per share:
Class A Common Stock	0.088	0.073	0.249	0.207
Class B Common Stock	0.080	0.067	0.227	0.188

Performance Ratios:
Return on average assets (ROA)	1.23%	1.21%	1.49%	1.52%
Return on average equity (ROE)	14.93	14.81	18.55	19.14
Yield on average earning assets	5.90	5.69	6.23	6.10
Cost of interest-bearing liabilities	3.09	2.29	2.84	2.22
Net interest spread	2.81	3.40	3.39	3.88
Net interest margin	3.31	3.76	3.85	4.24
Efficiency Ratio(2)	65	60	55	54

Asset Quality Ratios:
Loans on a non-accrual status			6,661	8,046
Loans past due 90 days or more and still on accrual			2,484	486
Total non-performing loans			9,145	8,532
Other real estate owned			94	223
Total non-performing assets			9,239	8,755
Non-performing loans to total loans			0.47%	0.49%
Allowance for loan losses to total loans			0.57	0.78
Allowance for loan losses to non-performing loans			122	159
Net loan charge-offs to average loans outstanding			0.10	0.15
Delinquent loans to total loans (3)			0.54	0.47

Other Information:
End of period full-time equivalent employees			667	587
Number of bank offices			36	33

(1)       Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2005.

(2)        Equals total non-interest expense divided by the sum of net interest income and non interest income.

(3)        Equals total loans over 30 days past due divided by total loans.

Balance Sheet Data

	Quarterly Comparison
	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Assets:
Cash and cash equivalents	$87,810	$75,879	$197,252	$77,850	$103,058
Securities available for sale	391,641	419,057	437,897	453,360	350,560
Securities to be held to maturity	64,157	70,110	79,059	98,233	90,173
Mortgage loans held for sale	15,616	9,359	11,094	16,485	11,753
Loans	1,966,140	1,947,392	1,857,250	1,789,099	1,732,730
Allowance for loan losses	(11,123)	(13,382)	(13,821)	(13,554)	(13,535)
Federal Home Loan Bank stock	21,336	21,083	20,538	20,321	20,106
Other assets	67,750	64,905	66,017	57,128	57,891
Total assets	$2,603,327	$2,594,403	$2,655,286	$2,498,922	$2,352,736

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$284,870	$281,520	$304,424	$261,993	$265,492
Interest-bearing deposits	1,273,707	1,218,244	1,270,218	1,155,937	1,135,172
Total deposits	1,558,577	1,499,764	1,574,642	1,417,930	1,400,664

Securities sold under agreements to repurchase and other short-term borrowings	281,562	337,460	370,915	364,828	317,784
Federal Home Loan Bank borrowings	483,673	517,805	474,036	496,387	420,309
Subordinate note	41,240	—	—	—	—
Other liabilities	24,354	25,948	29,840	23,708	22,588
Total liabilities	2,389,406	2,380,977	2,449,433	2,302,853	2,161,345

Stockholders’ equity	213,921	213,426	205,853	196,069	191,391
Total liabilities and Stockholders’ equity	$2,603,327	$2,594,403	$2,655,286	$2,498,922	$2,352,736

Average Balance Sheet Data

	Quarterly Comparison
	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Assets:
Federal funds sold and other	$38,226	$51,505	$91,970	$28,533	$21,097
Investment securities, including FHLB stock	507,848	535,446	560,389	517,429	450,172
Loans and fees, including loans held for sale	1,959,910	1,905,158	1,865,316	1,781,751	1,718,513
Total earning assets	2,505,984	2,492,109	2,517,675	2,327,713	2,189,782
Total assets	2,618,525	2,611,814	2,647,707	2,439,717	2,303,546

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$281,033	$289,588	$311,824	$259,549	$245,736
Interest-bearing deposits	1,242,219	1,235,531	1,238,162	1,148,928	1,099,311
Securities sold under agreements to repurchase and other short-term borrowings	336,302	372,348	387,046	368,802	325,114
Federal Home Loan Bank borrowings	498,109	477,567	484,262	441,419	420,995
Subnordinate note	20,620	—	—	—	—
Total interest-bearing liabilities	2,097,250	2,085,446	2,109,470	1,959,149	1,845,420
Stockholders’ equity	215,699	211,217	201,602	196,220	188,636

Income Statement Data

	Four Quarter Comparison
	Sept. 30, 2005	June 30, 2005	Mar. 31, 2005	Dec. 31, 2004

Total interest income	$36,933	$36,722	$43,409	$33,628
Total interest expense	16,186	14,646	13,822	12,130
Net interest income	20,747	22,076	29,587	21,498

Provision for loan losses	(2,585)	(203)	1,820	273

Service charges on deposit accounts	4,145	3,801	3,272	3,558
Electronic refund check fees	77	833	4,995	15
Title insurance commissions	481	435	350	428
Mortgage banking income	797	726	626	849
Other	1,060	1,106	1,112	1,159
Total non interest income	6,560	6,901	10,355	6,009

Salaries and employee benefits	9,244	9,492	9,599	8,275
Occupancy and equipment, net	3,319	3,277	3,301	3,449
Communication and transportation	689	633	870	715
Marketing and development	728	513	531	549
Other	3,725	3,309	3,485	4,204
Total non interest expenses	17,705	17,224	17,786	17,192

Income before income tax expense	12,187	11,956	20,336	10,042
Income tax expense	4,137	4,012	7,018	3,429

Net income	$8,050	$7,944	$13,318	$6,613

	Four Quarter Comparison
	Sept. 30, 2005	June 30, 2005	March 31, 2005	Dec. 31, 2004
Per Share Data(1):
Basic average shares outstanding	18,838	18,897	18,893	18,882
Diluted average shares outstanding	19,584	19,669	19,736	19,790
End of period shares outstanding:
Class A Common Stock	16,528	16,759	16,751	16,738
Class B Common Stock	2,145	2,146	2,149	2,149

Book value per share	$11.46	$11.29	$10.89	$10.38

Basic earnings per Class A Common Share	0.43	0.42	0.71	0.35
Basic earnings per Class B Common Share	0.42	0.41	0.70	0.34
Diluted earnings per Class A Common Share	0.41	0.40	0.68	0.33
Diluted earnings per Class B Common Share	0.40	0.40	0.67	0.33

Cash dividends declared per share:
Class A Common Stock	0.088	0.088	0.073	0.073
Class B Common Stock	0.080	0.080	0.067	0.067

Performance Ratios:
Return on average assets (ROA)	1.23%	1.22%	2.01%	1.08%
Return on average equity (ROE)	14.93	15.04	26.42	13.48
Yield on average earning assets	5.90	5.89	6.90	5.78
Cost of interest-bearing liabilities	3.09	2.81	2.62	2.48
Net interest spread	2.81	3.08	4.28	3.30
Net interest margin	3.31	3.54	4.70	3.69
Efficiency ratio(2)	65	59	45	63

Asset Quality Data:
Loans on a non-accrual status	6,661	6,546	6,659	5,763
Loans past due 90 days or more and still on accrual	2,484	216	162	371
Total non-performing loans	9,145	6,762	6,821	6,134
Other real estate owned	94	199	180	657
Total non-performing assets	9,239	6,961	7,001	6,791
Non-perfoming loans to total loans	0.47%	0.35%	0.37%	0.34%
Allowance for loan losses to total loans	0.57	0.69	0.74	0.76
Allowance for loan losses to non-performing loans	122	198	203	221
Net loan charge-offs to average loans outstanding	(0.07)	0.05	0.33	0.06
Delinquent loans to total loans(3)	0.54	0.58	0.42	0.47

Other Information:
End of period full-time equivalent employees	667	649	641	611
Number of bank offices	36	35	35	34

(1)       Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2005.

(2)        Equals total non-interest expense divided by the sum of net interest income and non interest income.

(3)        Equals total loans over 30 days past due divided by total loans.